Derivative financial instruments	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Derivative financial instruments	Derivative financial instruments
Fuel derivatives

During the year ended December 31, 2021, the Company entered into additional series of forward contracts for the purchase of 27 million litres of gas oil and 41 million litres of fuel oil with scheduled settlement between February 2022 and October 2023. These derivative instruments were not designated as hedges by the Company and were recorded at FVTPL.

For the year ended December 31, 2021, the Company recorded an unrealized derivative gain on fuel derivatives of $11 million (2020 – gain of $6 million) and a realized fuel derivative gain of $14 million (2020 - loss of $6 million) in the Consolidated Statement of Operations.

The following is a summary, by maturity dates, of the Company’s fuel derivative contracts outstanding as at December 31, 2021:

	2022	2023	Total

Forward – fuel oil:
Litres (thousands)	51,884	21,292	73,176
Average strike price	$0.32	$0.37	$0.33

Forward – gas oil:
Litres (thousands)	40,171	17,066	57,237
Average strike price	$0.37	$0.43	$0.39

The unrealized fair value of these contracts at December 31, 2021 was $15 million (see Notes 5 and 9).
Subsequent to December 31, 2021, the Company entered into contracts for a further 1,969,000 litres of fuel oil for delivery between October and December 2023 at a price of $0.43 per litre.

Interest rate swaps

On January 24, 2019, the Company entered into a series of interest rate swaps with a notional amount of $125 million with settlements scheduled between April 2019 and July 2021. Under these contracts, the Company received a floating rate equal to the 3 month United States dollar LIBOR rate and pays a fixed rate of between 2.36% and 2.67%. During the year ended December 31, 2021, the Company delivered into the last of these contracts and no contracts remain outstanding.